THE ORIGINAL Long Island BRAND


THE ORIGINAL
Long Island
ICED TEA
LEMON
THE ORIGINAL
Long Island
ICED TEA
RASPBERRY

OCTOBER 2015


THE ORIGINAL
Long Island
ICED TEA
PEACH
THE ORIGINAL
Long Island
ICED TEA
GREEN TEA & HONEY

DISCLAIMER

THIS PRESENTATION CONTAINS "FORWARD-LOOKING STATEMENTS." THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS "EXPECT," "ESTIMATE," "PROJECT," "BUDGET," "FORECAST," "ANTICIPATE," "INTEND," "PLAN," "MAY," "WILL," "COULD," "SHOULD," "BELIEVES," "PREDICTS," "POTENTIAL," "CONTINUE," AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

LIIT UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE: LIIT'S ABILITY TO IMPLEMENT ITS BUSINESS PLAN; LIIT OBTAINING THE NECESSARY FINANCING TO OPERATE ITS BUSINESS; LOSS OF KEY PERSONNEL; CHANGES IN ECONOMIC CONDITIONS GENERALLY; LEGISLATIVE AND REGULATORY CHANGES; AND THE DEGREE AND NATURE OF LIIT'S COMPETITION.

LIIT MAKES NO REPRESENTATION OR WARRANTY AS TO THE ACCURACY OR COMPLETENESS OF THE INFORMATION CONTAINED IN THIS PRESENTATION. THIS PRESENTATION IS NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN LIIT AND IS NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN LIIT.

THIS PRESENTATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION.

THE PATH TO SUCCESS

INVESTMENT THESIS

TAKE ADVANTAGE OF MARKET SHIFT AWAY FROM CARBONATED SOFT DRINKS

- $5.3bn non-alcohol RTD tea growing at 10% annually over the next five years

TAKE ADVANTAGE OF MARKET SHIFT AWAY FROM BEER

- Alcohol growth from consumers switching from beer to premixed drinks

Who are we…

- Unique beverage company with significant brand equity and early distribution success
- Strong and experienced management team preparing the company to capitalize on the significant growth in the RTD tea and alcohol markets

How we intend to grow…

- Attack distribution, share, scale and pricing opportunities available in the $5.3bn RTD tea market
- Transform to a multi-beverage alcohol and non-alcohol company - large opportunity for a strong brand position in highly fragmented market
- Expand internationally


Long Island
ICED TEA
LEMON

Source: IBISWorld Industry Report "RTD Tea Production in the US" December 2014

SOLID INVESTMENT THESIS

Non-alcohol and alcohol

- Globally recognized brand tapping into latent consumer awareness for alcoholic and non alcoholic beverages

Non-Alcohol

- Premium liquid brewed from real tea, using cane sugar and non-GMO
- Hard yards done, significant capital invested to date, distribution expanding rapidly, company at inflexion point
- 2015E sales of $3.0mm, up 76% on 2014
- Entering gallons market - Arizona only competitor
- Distributed in only 10 states - 40 to go
- A&P data show LIIT #4 in NY with 4.6% market share (very close to Arizona, and ahead of Sweet Leaf, Honest Tea and Gold Peak)
- A 2% national market share = $106mm annual revenue
- Bai Brands received $500mm valuation, with $50mn 2014 revenue and $125mm 2015E revenue

Alcohol

- $215bn alcohol market (3.6% CAGR growth) is 9.4bn gallons, compared to tea, which is 2.2bn gallons – 5X increment
- Alcohol extensions planned – Long Island Iced Tea, RTD, RTP, Beer, Cider, Wines
- 8.7% recent CAGR growth in RTD and RTP categories
- Craft beer and cider high growth categories

Corporate

- High quality management – entrepreneur, consumer brand distribution, int'l alcohol, public accounting
- Potential name change to 'The Original Long Island Company' to reflect heritage position, and provide umbrella for alcoholic and non-alcoholic brands
- Publicly listed on OTC (OTCBB:OLIC), potential NASDAQ up-listing in 1H 2016
- Experienced Advisory Board to help execute strategy

Source: IBISWorld Industry Report "RTD Tea Production in the US" December 2014; Euromonitor "Alcoholic Drinks in the US" June 2015; Euromonitor "RTDs/High-Strength Premixes in the US" June 2015; 1010data (Based on A&P Data)

EXPERIENCED MANAGEMENT TEAM

PHILIP THOMAS (FOUNDER & CEO)

- Over 20 years of beverage experience
- Revitalized a 45 year old family owned food and beverage distribution business, **Magnum Enterprises**, in 2003 by creating strategic partnerships with **Coca-Cola** and **Vitamin Water**
- Founded **Capital Link** in 2005, involved in a nationally recognized ATM processing network that funds over 13,000 ATMs in all 50 states

JULIAN DAVIDSON (SENIOR CONSULTANT-ALCOHOL)

- Nearly 25 years in the alcoholic beverage industry, primarily Australia and New Zealand
- CEO of **Independent Liquor NZ** (7 years - NZ/US/CAN) - sold to **Asahi** in 2011 for $1.5bn
- Transitioned Independent Liquor NZ from a single focus RTD business to a multi-beverage business (RTD's / Beer / Cider / Spirits)
- Previously spent 15 years at **Lion Nathan**, an Australasian brewery subsidiary of **Kirin Holdings**

PETER DYDENSBORG (COO)

- Over 30 years of experience in the distribution and building of brands within large corporations, including **Kellogg's**, Keebler, **Coca Cola** and **Thomas English Muffins**
- Previously the Director of Sales for **Phoenix Beverages**, from 2004 until joining LIBB in 2014
- Senior Zone Manager at **The Keebler Company** (which was later acquired by the Kellogg Company) from 1994 to 2004

JAMES MEEHAN (CAO)

- Over ten years of public company accounting and auditing experience
- Manager at **Marcum, LLP**, a nationally recognized public accounting firm, prior to joining LIBB in 2014

INDUSTRY FOCUSED ADVISORY BOARD

Tom Cardella

Mr. Cardella was president and CEO of Tenth and Blake Beer Company, an independent division of **MillerCoors** focused on craft and import beers. The company's brands include **Blue Moon**, Pilsner Urquell, **Leinenkugel's**, Peroni Nastro Azzurro, Batch 19 and Colorado Native. He also served as Chairman of the Board of Directors for the **Jacob Leinenkugel Brewing Company**. Mr. Cardella is a 30-year veteran of the global beer industry. Previously he served as eastern division president for MillerCoors, where he was responsible for driving the business in the MillerCoors eastern division, including its sales volume, profit contribution and share growth. Prior to that, he was executive vice president of sales and distribution for Miller Brewing Company, a position he took in August 2006. Mr. Cardella serves on the Board of Directors for the **Green Bay Packers**, United Way of Greater Milwaukee and Metropolitan Milwaukee Association of Commerce.

John Carson

Mr. Carson is the former President, CEO and Chairman of several leading beverage companies including **Marbo** and **Triarc Beverages**, both private equity backed corporations. He led the expansion of the **Tampico** brand throughout new markets. Mr. Carson also led the acquisition and integration of **Snapple Beverages** as Chairman of Triarc Beverages (RC Cola). He expanded Triarc's business internationally by leading negotiations in China, Japan, Mexico, South America, Russia and Poland. Mr. Carson sold the entire beverage portfolio of Triarc to Cadbury Schweppes. He is the former President of **Cadbury Schweppes** North America where he led the expansion of the Schweppes brand beyond mixers and into Adult Soft Drinks.

Dan Holland

Mr. Holland is the former CEO of **XXIV Karat Wines**, which was founded in 2012 and offers the first gold infused sparkling wine. He is the former President and CEO of **The Rising Beverage Co** (Los Angeles, CA) and prior to that served as an adviser for First Beverage Group (Los Angeles, CA). Mr. Holland began his career at **Mission Beverage**, also based in Los Angeles, where he served as president for 15 years. During his tenure as president of Mission Beverage, Mr. Holland served on many distributor/supplier councils for companies including Coors Brewing Co., **Heineken**, Guinness, **Anheuser-Busch InBev** and **Glaceau**.

THE ORIGINAL Long Island BRAND ICED TEA™

- NON-ALCOHOL
- ALCOHOL
- CAPITAL DEPLOYMENT & UP-LISTING
- APPENDIX


THE ORIGINAL
Long Island
BRAND
ICED TEA
LEMON
NON GMO
20 FL OZ (591 mL)

BUSINESS HISTORY

SPRING 2011	Test pilot in New York Metro area
JULY 4, 2011	Official launch
2012 – 2013	Partnerships with major distributors such as: Phoenix, High Grade, Canada Dry, Full Circle, etc.
SPRING 2014	Brand investment: revitalization of logo and packaging
SUMMER 2014	Roadshows in Costco and Sam's Club locations Northeast marketing campaign and PR Blitz
SEPTEMBER 2014	Rollout of 60 calorie bottle to schools
DECEMBER 2014	Merger agreement with public company
SPRING 2015	Expansion into Florida, Virginia, Massachusetts, New Hampshire and Rhode Island
APRIL 2015	Marketing partnership with ESPN
MAY 2015	Closing of merger; distribution of gallon bottles
JUNE – SEPTEMBER 2015	Established gallon placement in A&P and all banners, ShopRites, Best Yet Markets, Keyfoods, Food Bazaar, Western Beef and more
JULY 2015	Launched Sam's Club Roadshows and supermarket chains in Florida
SEPTEMBER 2015	New flavor introduction - Sweet Tea


CRAFT
BREWED.





THE BRAND







Long Beach
ICED TEA
PEACH



LEMON



Long Island
ICED TEA
NEW YORK

BEVERAGE

Made-in-America, premium iced tea offered at an affordable price; cane sugar and Non-GMO

BRAND

Globally recognized name 'Long Island', potential to expand into other product offerings

CONSUMER

Inspires refreshment, sunny days and relaxation associated with summer and the beach

MARKETING

Drawing upon the equity of the legendary cocktail and geographic region



GUAVA
MANGO
LEMON
PEACH
RASPBERRY
DIET LEMON
DIET PEACH

Lemon / Diet Lemon
Peach / Diet Peach
Green Tea & Honey
Raspberry
Half & Half
Guava
Mango
Sweet Tea (NEW)

SOLID DISTRIBUTION PROGRESS

Distributed in approximately 30 Northeast regional chains that include leading supermarkets, grocery and convenience stores, as well as wholesalers


Geographic Expansion
Current
YE 2016
YE 2017

Net Sales ($mn)


$1.0
$0.9
$1.7
$3.0
2012
2013
2014
2015E

- LTM net sales of $1.8mn[1]
- LTM case volume of 274,000[1]
- YOY volume growth of 40% in Q2 15 and 57% in Q1 15[2]

(1) As of June 30, 2015; case figures calculated from typical selling price using 12 pack 20 ounce bottle equivalents
(2) Excluding all Costco sales

ICED TEA BRAND SALES – A&P SALES 2015

The 4th most popular iced tea brand (4.6% ppts market share) among all A&P locations, only behind Snapple (#1), Lipton Pure Leaf (#2) and Arizona (#3)

A&P UNIT SALES BY WEEK


50,000
40,000
30,000
20,000
10,000
0
1/3/15
1/24/15
2/14/15
3/7/15
3/28/15
4/18/15
5/9/15
5/30/15
6/20/15
7/11/15
#3 - Arizona
#4 - Long Island Iced Tea
#5 - Honest Tea
#6 - Gold Peak
#7 - Sweet Leaf
Long Island ICED TEA
LEMON

GROWTH OPPORTUNITIES

- U.S. Ready-to-Drink ("RTD") tea market generated 2014 revenue of $5.3bn with expected growth of +10% annually over the next five years
- LIIT continues to expand distribution throughout the eastern seaboard, advancing shelf presence in stores such as ShopRite, Stop & Shop, A&P, Duane Reade (Walgreens), Rite Aid, Key Food and Western Beef
- A 2% LIIT market share would equate to revenue of $106mn
- Distributed in 10 states (pop. of 88mn); additional 40 states for growth (pop. of 231mn)
- Market dominated by Arizona, Lipton, Snapple and Nestle (combined share of 47%) - after that massively fragmented

Brand	Market Share[1]
Arizona	17.3%
Lipton	15.6%
Snapple	7.3%
Nestle	6.7%
Coca Cola Brands	3.8%

Distribution, share, scale and pricing opportunities available in a $5.3bn market

(1) Company market share of 2014 RTD tea market

Source: uscensus.gov; IBISWorld Industry Report "RTD Tea Production in the US" December 2014

THE ORIGINAL Long Island BRAND ICED TEA™

NON-ALCOHOL

ALCOHOL

CAPITAL DEPLOYMENT & UP-LISTING

APPENDIX


THE ORIGINAL
Long Island
BRAND
ICED TEA™
LEMON
NON GMO
20 FL OZ (591 mL)

THE ORIGINAL LONG ISLAND COMPANY

Transformation to a multi-beverage alcohol and non-alcohol company, building from the history and storied reputation of Long Island



2011-2015
THE ORIGINAL Long Island ICED TEA
THE ORIGINAL Long Island Co.
NON-ALCOHOL
ALCOHOL
NON-ALCOHOL
NEW PRODUCT DEVELOPMENT
M&A
LIQUEUR
COCKTAILS
BEER
WINE
ICED TEA
COCKTAILS
BREWERY
Winery

CURRENT ALCOHOL MARKET

U.S. BEVERAGE MARKET (BILLIONS OF GALLONS)



Milk, 5.9, 12%
Coffee, 7.2, 15%
Tea, 2.2, 5%
Juices, 1.6, 3%
Powdered Drinks, 1.2, 2%
Bottled water, 8.6, 17%
Beer, 8.2, 17%
Wine, 0.7, 1%
Spirits, 0.5, 1%
Carbonated Soft Drinks, 13.5, 27%

TOTAL U.S. SALES OF ALCOHOLIC DRINKS ($BN)



$220
$210
$200
$190
$180
$170
$187
$191
$201
$208
$215
2010
2011
2012
2013
2014

Existing reach of non-alcohol iced tea	2.2bn gallons
Additional reach with alcohol	9.4bn gallons
Combined potential reach	11.6bn gallons

- U.S. alcohol market growing at 3.6% CAGR over past 4 years
- Market reached $215bn in 2014

Source: Beverage Information Group 2013 Handbook; Euromonitor "Alcoholic Drinks in the US" June 2015

MILLENNIALS TRENDING AWAY FROM BEER

Results of Recent Morgan Stanley U.S. Beer Alphawise Survey:

Millennials are increasingly moving away from beer in favor of wine and spirits

Beer Cited as "Favorite Alcoholic Beverage" is Falling Among the General Population and With Millennials

Beer Volume Loss Has Predominantly Benefited Wine and Spirits

TOTAL U.S. ALCOHOLIC VOLUME GROWTH 2008-2013 (%)



45%
35%
25%
15%
5%
(5%)
2008/13 CAGR
2012/13
(1.2%)
(1.5%)
35.4%
64.2%
5.9%
13.3%
2.4%
2.2%
2.9%
3.8%
Beer
Cider
RTD/RTP
Spirits
Wine

- RTD/RTP growing through innovation
- Cider repositioning itself globally as an apple-based flavored RTD
- Craft/premium beer is 22% of the beer category
- Wine and spirits stable

Source: Morgan Stanley Research "Global Beverages: US Beer Alphawise Survey" May 17, 2015; Euromonitor "Beer in the US" June 2015

READY-TO-DRINK & READY-TO-POUR MARKETS

TOTAL U.S. SALES OF RTD & RTP ($BN)



8.7% CAGR
$6.0
$4.0
$2.0
$0.0
$3.9
$4.2
$4.8
$5.3
$5.5
2010
2011
2012
2013
2014

- U.S. RTD and RTP market growing at 8.7% CAGR over past 4 years
- Market of $5.5bn and over 2.5% of total alcohol market
- In developed markets, RTD category share of total alcohol is up to 12%

COMPANY SHARE OF RTD/HIGH-STRENGTH PREMIXES BY VOLUME (%)



100%
75%
50%
25%
0%
55.1
54.6
53.0
43.8
41.7
Other
24.7
22.7
17.7
14.6
13.3
Diageo
20.2
22.7
20.5
18.2
18.6
Mark Anthony
8.8
23.4
26.4
Anheuser Busch
2010
2011
2012
2013
2014

- Big 3 have over 58% of the market and growing
- Opportunity for a strong brand position in a highly fragmented market

Source: Euromonitor "Alcoholic Drinks in the US" June 2015; Euromonitor "RTDs/High-Strength Premixes in the US" June 2015; Independent Liquor NZ website (www.independentliquor.co.nz)

LONG ISLAND BRAND EXTENSIONS

Robert "Rosebud" Butt claims to have invented 'Long Island Iced Tea' in 1972, while he worked at the Oak Beach Inn on Long Island

- Gin
- Tequila
- Vodka
- Rum
- Triple Sec

40% ABV

LONG ISLAND BRAND EXTENSIONS

14-15% ABV Ready-to-Pour (RTP) cocktails served over ice; classic cocktail blends such as Long Island Iced Tea, Cosmopolitans, Mojitos, etc.

5-6% Ready-to-Drink (RTD) beverages, made from malt or spirits

Note: "ABV" stands for "alcohol by volume"

LONG ISLAND BRAND EXTENSIONS

Craft beer and cider – launched in multiple variants (IPA, Pilsner, etc.) capturing the heritage and essence of long Island – to enter the rapidly growing cider and craft beer market

LONG ISLAND BRAND EXTENSIONS

Wines of the World by Long Island

- NZ Sauvignon
- Australia Pinot Grigio
- California Chardonnay
- South Africa Riesling
- French Pinot Gris

CASE STUDY - INDEPENDENT LIQUOR NZ

ILNZ ENTERPRISE VALUE ($NZ)


$2
$1
$0
Start-up
$1.2bn
$1.5bn
1987
2006
2011

Julian Davidson joined ILNZ with 2006 private equity acquirers

Private equity sells to Asahi

KEY SUCCESS FACTORS

1. RTDs (NZ)

(1) Improved brand equity,
(2) Maintenance of dominant 50%+ share
(3) Price realization
(4) Premiumization
(5) constant innovation



2. Beer (NZ)

(1) Doubling of market share
(2) On-premise / keg launch
(3) Innovation/development of craft beers
(4) broadening of portfolio via agency deals



3. Spirits (NZ)

(1) Broadening of portfolio via agency deals
(2) Innovation



4. Cider (NZ)

(1) Launch of domestic competition to Rekorderlig



5. U.S. / Canada

(1) Restructure of 'Twisted Shotz' business from distributors to in-house
(2) Roll out to all U.S. states
(3) Regional and national chain penetration
(4) Constant innovation



Source: Unitas Capital Press Release, August 18, 2011

NON-ALCOHOL

ALCOHOL

CAPITAL DEPLOYMENT & UP-LISTING

APPENDIX


THE ORIGINAL
Long Island
BRAND
ICED TEA
LEMON
NON GMO
20 FL OZ (591 mL)

PROPOSED CAPITAL DEPLOYMENT

2H 2015	1H 2016	2H 2016
Research *Alcohol*	Market Tests & Distributor Engagement *Alcohol*	First Product & State Launch *Alcohol*
Product Design *Alcohol*	Regulatory Approvals *Alcohol*	Commence Marketing Program *Alcohol*
Gallon Expansion *Non-alcohol*	Manufacturing *Alcohol*	Nationwide Expansion *Non-alcohol*

UP-LISTING TO NASDAQ

Cullen Agricultural (OTC listed: ex-SPAC formerly on AMEX)

May 27, 2015
Merger

Long Island Beverage Brands

$4 bid price or $3 closing price	✓	✓	Operating history of at least 2 years
3 market makers	✓	✓	$15mn in market value of publicly held shares
300 round lot holders	___	___	$5mn in stockholders equity

NASDAQ Capital Market Equity Standard Listing 1H 2016

INVESTOR UPDATE - INTERNATIONAL BUSINESS

LIIT is taking preliminary steps forward to prepare itself for global expansion


ORIGINAL
Long Island
ICED TEA
LEMON

- LIIT is in discussion with distributor partners in Australia and New Zealand, with three objectives:
  - To develop global brand management and distributor relationship capability
  - To test the product and supply chain capability in non-US markets
  - To network with global distributors to allow meaningful expansion beyond initial test markets



RECENT BEVERAGE M&A

NON-ALCOHOL

BodyArmor investment from DPS

American Beverage Corporation sale to Harvest Hill Beverage

Muscle Milk sale to Hormel Foods

ZICO sale to Coca-Cola

Honest Tea sale to Coca-Cola

Vitamin Water sale to Coca-Cola

ALCOHOL

Beam sale to Suntory

Whyte & Mackay sale to Emperador

Skinnygirl sale to Beam

Jenn's Cocktail Company sale to Constellation Brands

BODY ARMOR CASE STUDY

- Received $20mn equity investment from Dr Pepper Snapple Group ("DPS") in August 2015 at a $171mn valuation
- Revenues of $30mn in 2014 and 180% YoY growth through August 2015

BAI BRANDS CASE STUDY

- Received $15mn equity investment from DPS in April 2015 at a $500mn valuation
- Revenues of $5mn in 2012, $17mn in 2013, $50mn in 2014E and $125mn in 2015E

VITA COCO CASE STUDY

- Sold 25% stake to Reignwood Group in July 2014 at a $665mn valuation
- Global retail sales rose 31% to $421mn in 2014

Sources: Wall Street Journal ("Coconut Water Maker Vita Coco Broadens Overseas Footprint"); BevNet ("Bai-Popping Number: DPS Investment Based on $500M Valuation"); Foodnavigator-usa.com (Dr Pepper invests $15m in minority stake in Bai Brands"); 1010data (Based on A&P Data)

SOLID INVESTMENT THESIS

Non-alcohol and alcohol

- Globally recognized brand tapping into latent consumer awareness for alcoholic and non alcoholic beverages

Non-Alcohol

- Premium liquid brewed from real tea, using cane sugar and non-GMO
- Hard yards done, significant capital invested to date, distribution expanding rapidly, company at inflexion point
- 2015E sales of $3.0mm, up 76% on 2014
- Entering gallons market - Arizona only competitor
- Distributed in only 10 states - 40 to go
- A&P data show LIIT #4 in NY with 4.6% market share (very close to Arizona, and ahead of Sweet Leaf, Honest Tea and Gold Peak)
- A 2% national market share = $106mm annual revenue
- Bai Brands received $500mm valuation, with $50mn 2014 revenue and $125mm 2015E revenue

Alcohol

- $215bn alcohol market (3.6% CAGR growth) is 9.4bn gallons, compared to tea, which is 2.2bn gallons – 5X increment
- Alcohol extensions planned – Long Island Iced Tea, RTD, RTP, Beer, Cider, Wines
- 8.7% recent CAGR growth in RTD and RTP categories
- Craft beer and cider high growth categories

Corporate

- High quality management – entrepreneur, consumer brand distribution, int'l alcohol, public accounting
- Potential name change to 'The Original Long Island Company' to reflect heritage position, and provide umbrella for alcoholic and non-alcoholic brands
- Publicly listed on OTC (OTCBB:OLIC), potential NASDAQ up-listing in 1H 2016
- Experienced Advisory Board to help execute strategy

Source: IBISWorld Industry Report "RTD Tea Production in the US" December 2014; Euromonitor "Alcoholic Drinks in the US" June 2015; Euromonitor "RTDs/High-Strength Premixes in the US" June 2015; 1010data (Based on A&P Data)

THE ORIGINAL Long Island BRAND ICED TEA

NON-ALCOHOL

ALCOHOL

CAPITAL DEPLOYMENT & UP-LISTING

APPENDIX


THE ORIGINAL
Long Island
BRAND
ICED TEA
LEMON
NON GMO
20 FL OZ (591 mL)

THE BEVERAGE

Made-in-America, premium iced tea offered at an affordable price compared to leading competitors

- Immediate brand name recognition via "Long Island" and "Long Island Iced Tea"
- Locally Brewed - NY-based local brand distributed nationally
- Non-alcoholic and hot-filled using black and green tea leaves
- Healthier Alternative:
  - 100% cane sugar or sucralose (generic version of Splenda) as a sweetener
  - Gluten-free, non-GMO and no artificial colorings or flavorings
  - Also available in gallons and 60 calorie healthier version
- Affordable Mass Market Price:
  - Suggested Retail Price for 20oz bottle: LIIT of $1.00 vs. $1.25 of leading competitors


GUAVA
MANGO
LEMON
PEACH
RASPBERRY
DIET LEMON
DIET PEACH

TEN FLAVORS:
LEMON / DIET LEMON
PEACH / DIET PEACH
GREEN TEA & HONEY
RASPBERRY
HALF & HALF
GUAVA
MANGO
SWEET TEA (NEW)

THE BRAND

Brand Goal

Capitalize on globally recognized name "Long Island", while expanding into other product offerings


LEMON

from MOTHER NATURE'S TOP SHELF™












MANGO
GREEN TEA & HONEY
PEACH
LEMON






REFRESHINGLY SIMPLE ONLY 60 CALORIES PER BOTTLE
PEACH
RASPBERRY
MANGO




MOTHER NATURE'S TOP SHELF

APPENDIX

MOOD & TARGET CONSUMERS

LIIT's brand image inspires refreshment, sunny days and the relaxation associated with summer and the beach

KEY CONSUMER COMMUNICATIONS INCLUDE:

- ORIGINAL
- AMERICANA
- QUIRKY
- FRESH
- SIMPLE
- SURPRISING
- CLASSIC


THE
COAST
IS
CLEAR

PR & MARKETING INITIATIVES

Legacy & Wit - Drawing upon the equity of a legendary cocktail and geographic region

"Craft Brewed" *"Just Add Rocks"* *"Buy Your Family A Round"*
"No ID Required" *"There's No Such Thing As One Too Many"* *"Put It On Your (Grocery) Tab"*

BILLBOARDS & PRINT


JUST ADD ROCKS.
MOTHER NATURE'S TOP SHELF
BUY YOUR FAMILY A ROUND

IN THE FIELD



PR & OTHER


NY NY
Land of the free

Partnered with ESPN for an under the cap promotion with prizes in conjunction with radio and internet advertising beginning in April 2015


ESPN
NEW YORK


MOTHER NATURE'S TOP SHELF
Jets, Giants Lay It On The Lines
MOTHER NATURE'S TOP SHELF

GROWING NON-ALCOHOL SALES CHANNELS

SELECT CURRENT DISTRIBUTION POINTS

- 7-11
- A&P
- ASSOCIATED SUPERMARKETS
- BEST YET
- C-TOWN
- COMPARE FOODS
- DUANE READE (WALGREENS)
- FAIRWAY
- FINE FARE
- FOOD BAZAAR
- FOOD DYNASTY
- FOOD EMPORIUM
- FOODTOWN
- GRACE'S MARKETPLACE
- GRISTEDES
- H MART
- HANDY PANTRY
- KEY FOOD
- KING KULLEN
- NORTH SHORE FARMS
- PATHMARK
- PIONEER SUPERMARKET
- RITE AID
- SHOPRITE
- STOP & SHOP
- SUPERFRESH
- TRADE FAIR
- WALDBAUMS
- WALGREENS
- WESTERN BEEF
- WILD BY NATURE

FINANCIAL PERFORMANCE



12-Pack Cases (000)[1]
Costco
All Other Outlets
150
125
100
75
50
25
0
56.8
23.8
31.7
46.2
30.1
25.6
26.3
115.1
88.6
37.6
41.4
106.5
Q3 '12
Q1 '13
Q3 '13
Q1 '14
Q3 '14
Q1 '15



Net Sales ($000)
Costco
All Other Outlets
$1,250
$1,000
$750
$500
$250
$0
$376
$158
$181
$316
$220
$170
$175
$753
$583
$234
$265
$676
Q3 '12
Q1 '13
Q3 '13
Q1 '14
Q3 '14
Q1 '15

2012

- Launched using independent distributors

2013

- Major regional distributors secured

2014

- Sam's Club showcases, Costco rollout and 1,200 retail doors
- Northeast ad campaign

2015

- Developing Top 10 Markets
- Southeast expansion

2016/2017

- Midwest expansion (2016)
- Nationwide expansion
- National ad campaign
- Global expansion

(1) case figures calculated from typical selling price using 12 pack 20 ounce bottle equivalents

MILLENNIALS TREND AWAY FROM BEER

Millennials are increasingly moving away from beer in favor of wine and spirits

Results of Recent Morgan Stanley U.S. Beer Alphawise Survey

- *"Overall beer consumption trends remain weak…and it appears millennials are increasingly turning to other alcoholic [beverages]"*
- *Identified two encouraging trends:*
  - *"As expected, Bud Light's flavor extensions with high level of alcohol have limited cannibalization with only 35% of volume coming from the beer category specifically"*
  - *"Brand awareness is still limited, but it is much higher with Millennials which shows that ABI digital marketing targeted at this age group is efficient"*

Source: Morgan Stanley Research "Global Beverages: US Beer Alphawise Survey" May 17, 2015

MILLENNIALS TREND AWAY FROM BEER

Beer Cited as "Favorite Alcoholic Beverage" is Falling Among the General Population and With Millennials



% Who Answered Beer as Their Favorite Alcoholic Beverage
2012
2015
40%
30%
20%
10%
0%
29.0
26.8
33.0
27.4
Overall
Millenials

Source: Morgan Stanley Research "Global Beverages: US Beer Alphawise Survey" May 17, 2015

MILLENNIALS TREND AWAY FROM BEER

Beer Volume Loss Has Predominantly Benefited Wine and Spirits

Which of the following applies to you as a result of drinking less beer overall? I am drinking…


More wine
More liquor/ spirits/mixed drinks
More non-alcoholic beverages
I am drinking less beer but with a higher ABV
Not drinking anything more in its place
0%
10%
20%
30%
40%
50%
60%
2015
2014

Source: Morgan Stanley Research "Global Beverages: US Beer Alphawise Survey" May 17, 2015

WHAT DOES LONG ISLAND STAND FOR?

THE ORIGINAL Long Island Co

AMERICAN MODERNISM






OCEAN CITY
MAIN BEACH
BETHANY
BEACH
SUNSET BEACH
EMERALD ISLE
DEFENSE!
GRAND HOTEL